SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported) JULY 30, 1999


                              MARKER INTERNATIONAL

               (Exact Name of Registrant as Specified in Charter)


UTAH                                     0-24556           87-037275
------------------------------     -----------------      ------------------
(State or Other Jurisdiction of    (Commission            (IRS Employer
 Incorporation)                     ile Number)           Identification No.)


1070 WEST 2300 SOUTH, SALT LAKE CITY, UTAH                    84119
-----------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number,
 including area code:                             (801) 972-2100


                                       N/A
     ---------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On July 30, 1999, Marker International (the "Company") entered into an asset purchase agreement (the "Purchase Agreement") with Marker International GmbH ("Newco"), providing for the sale by the Company of substantially all of its assets (including the equity securities of its subsidiaries) to Newco. In exchange, Newco will assume certain liabilities of the Company and the Company will receive a 15% equity interest in Newco. The remaining 85% equity interest in Newco will be held by CT Sports Holding AG ("CT"), a newly formed joint venture between Tecnica S.p.A. and H.D. Cleven, the principal shareholder of the Volkl Group.

          Pursuant to the terms of the Purchase Agreement, CT will contribute $15,000,000 in cash (subject to reduction by $1,025,501 as a result of the consummation of the sale of the 66.66% equity interest in Marker Canada, Ltd.) to Newco in consideration for an 85% equity interest in Newco. Newco is a GmbH organized under the laws of Switzerland and is currently a wholly-owned subsidiary of CT. In connection with the Purchase Agreement, the Company and CT will enter into an operating agreement which, among other things, will provide that CT will be granted an option (the "Option") to purchase the Company's 15% equity interest in Newco at any time on or after the second anniversary of the consummation date of the plan of reorganization at the then fair market value, subject to certain adjustments. The proceeds of the exercise of the Option will then be distributed to the shareholders of the Company in liquidation.

          The Purchase Agreement provides for the consummation of the sale to be effected through a pre-negotiated Chapter 11 bankruptcy proceeding and requires the Company to commence that bankruptcy proceeding by August 20, 1999. In connection therewith, the Company is preparing to file its petition for reorganization, obtain approval of its disclosure statement and commence its post-bankruptcy solicitation process. The Company has reached agreements-in-principle regarding the restructuring of its debt with certain of its creditors who are impaired under the plan of reorganization.

          The closing of the sale is expected to be consummated in the Company's third quarter subject to, among other things, the U.S. Bankruptcy Court's approval of the proposed sale and the court's confirmation of the Company's pre-negotiated bankruptcy plan of reorganization and the issuance of consents or waivers by various third parties.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS.

None.

(b) PRO FORMA FINANCIAL INFORMATION.

None.

(c) EXHIBITS.

2.1 Asset Purchase Agreement dated as of July 30, 1999 by and between Marker International, as seller, and Marker International GmbH, as buyer (without exhibits or schedules).

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MARKER INTERNATIONAL


                                         By:  /S/ KEVIN HARDY
                                              -------------------------------
                                              Name:    Kevin Hardy
                                              Title:   Chief Financial Officer


Dated:  August 6, 1999

                                  EXHIBIT INDEX

EXHIBIT   DESCRIPTION

2.1 Asset Purchase Agreement dated as of July 30, 1999 by and between Marker International, as seller, and Marker International GmbH, as buyer (without exhibits or schedules).